UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

Chris Moore

SRH Total Return Fund, Inc.

1700 Broadway, Suite 1850

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(866) 228-4853

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2022 - May 31, 2023

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Distribution Policy

May 31, 2023 (Unaudited)

SRH Total Return Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.125 per share on a quarterly basis during the six- month period ended May 31, 2023. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s annual report for a more complete description of its risks.

SRH Total Return Fund, Inc.	Table of Contents

Performance Overview	2
Statement of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	26
Summary of Dividend Reinvestment Plan	29

Semi-Annual Report | May 31, 2023	1

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2023 (Unaudited)

Semi-Annual Update:

The SRH Total Return Fund, Inc. (the “Fund”) generated a return of -1.77% on net assets in the six-month period ended May 31, 2023 (the “period”). Within the same period, the S&P 500 Index returned 3.33%, the Dow Jones Industrial Average (“DJIA”) returned -3.86%, and the Morningstar US Large Value Index returned -4.25%.

The Fund has outperformed the Morningstar U.S. Large Value Index on an annualized net assets basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the S&P 500 Index and the DJIA on an annualized net assets basis during this same timeframe.

On a market price basis, the Fund lost -4.87% for the period, underperforming the Fund’s return performance on a NAV basis of -1.77%. At the beginning of the period the discount was -16.2% and at the end of the period the discount was -18.8%.

More detail on various holding period returns can be found in the table below:

	3 months	6 months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
STEW (NAV)	1.57%	-1.77%	-1.19%	13.49%	7.96%	8.84%	8.36%
STEW (Market)	0.40%	-4.87%	-4.05%	12.53%	6.88%	9.37%	7.13%
S&P 500 Index†	5.75%	3.33%	2.92%	12.92%	11.01%	11.99%	8.43%
DJIA††	1.39%	-3.86%	1.96%	11.27%	8.49%	10.61%	8.38%
Morningstar US Large Value Index†††	-0.98%	-4.25%	-0.71%	12.18%	7.85%	8.82%	6.97%

*	Annualized.

**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

†††	The Morningstar US Large Value Index measures the performance of U.S. large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance (ESG) criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

www.srhtotalreturnfund.com	2

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2023 (Unaudited)

The largest contributors to performance during the period were Microsoft Corporation (MSFT) contributing 0.73% and Enterprise Products Partners L.P. (EPD) contributing 0.21% to the total return on net assets. The largest detractors to performance during the period were NRG Energy, Inc. (NRG) retracting -0.47% and Pfizer Inc. (PFE) retracting -0.91% to the total return on net assets.

In the initial 6 months of the fiscal year, the S&P 500 had a strong return due to the significant outperformance of the largest companies in the index. While the Fund owns Microsoft (MSFT), it does not own the other growth-oriented mega-cap stocks included in the index. For this reason, the Fund underperformed the index during the period. The portfolio management team’s opinion is that, for the most part, those mega cap companies are overvalued given the growth potential in the medium and long term. Microsoft was purchased in the Fund at an opportune time while it briefly traded at, what we believe was, an attractive valuation. In our opinion, Microsoft should continue to be a good business for a long time.

During the period, a few large banks failed and were taken over by the FDIC. Based on available information, it seems the failures were almost exclusively due to the banks’ liquidity issues resulting from buying treasury securities that fell in value as interest rates rose over the past two years. There was a lot of speculation at the time that these failures would influence the Federal Reserve to cut interest rates. We believe this speculation is what may have led to the initial rises in these growth-oriented mega-cap stocks. In our opinion, momentum and a somewhat out of the blue Artificial Intelligence hype continued the increases, while the Federal Reserve defied expectation by continuing to raise interest rates. We do not know what the future will bring, but we remain very cautious about the sustainability of the valuations of these mega cap stocks.

In the meantime, the portfolio management team is continuing to look for opportunities to buy good long-term businesses at attractive valuations. We believe the two new positions acquired during the period fit nicely in the portfolio; Stanley Black and Decker (SWK) and Charles Schwab (SCHW). We believe both are good businesses that experienced declining stock prices related to temporary issues allowing the Fund to purchase at attractive valuations.

During the period, the position in Berkshire Hathaway (BRK/B) was reduced. The entire position in Intel Corp (INTC) was sold.

The Fund follows a managed distribution program that seeks to deliver the Fund’s long-term total return potential through regular quarterly distributions at a fixed rate per share. Distributions under the managed distribution program may consist of net investment income, realized capital gains and by returning capital, or any combination thereof. During the period, the Fund made quarterly distributions to shareholders in aggregate totaling $0.25 per share, estimated to be comprised of net investment income of $0.05 per share, net realized capital gains of $0.04 per share and $0.16 of return of capital. The period covers half of the fiscal year and the composition of the distributions could change meaningfully by the end of the fiscal year. The managed distribution program did not have a material effect on the Fund’s investment strategy over the period.

In our opinion, the Fund’s managed distribution program continues to fit the low turnover buy-and-hold investment strategy both in its rate of growth and overall yield. RMA supports a distribution rate that is moderate, not excessive, so that the per share NAV of the Fund can continue to increase over the long term. For the second consecutive year, the Fund’s Board of Directors (“Board”) announced an increase in the quarterly distribution under the managed distribution program to $0.125 per share beginning with the January 2023 distribution. However, the Board may end, suspend or terminate the managed distribution program at any time if it deems such action to be in the best interest of the Fund or its stockholders.

Semi-Annual Report | May 31, 2023	3

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2023 (Unaudited)

The following table shows the top ten holdings in the Fund as of May 31, 2023:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	35.7%
JPMorgan Chase & Co.	JPM	8.1%
Yum! Brands, Inc.	YUM	6.4%
Enterprise Products Partners LP	EPD	5.4%
Cash and Short-Term Investments	SALXX	5.2%
Microsoft Corp.	MSFT	3.8%
Cisco Systems, Inc.	CSCO	3.6%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.4%
Pfizer, Inc.	PFE	3.1%
NRG Energy, Inc.	NRG	3.0%

As always, we appreciate your continued support of the Fund.

Sincerely,

Joel Looney	Jacob Hemmer
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

www.srhtotalreturnfund.com	4

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2023 (Unaudited)

Growth of $10,000 (as of May 31, 2023)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that stockholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Semi-Annual Report | May 31, 2023	5

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2023 (Unaudited)

The table below is a summary of the distributions paid for the six months ended May 31, 2023.

	Net Asset Value	Per Share of Common Stock Market Price	Distribution Paid*
1/31/2023	$15.59	$12.90	$0.125
4/28/2023	15.84	12.81	0.125

*	Please refer to page 28 for classifications of distributions.

INVESTMENTS AS A % OF NET ASSETS

APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change

www.srhtotalreturnfund.com	6

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 109.04%
DOMESTIC COMMON STOCK 98.93%
Capital Goods 2.59%
Stanley Black & Decker, Inc.	515,000	$38,609,550

Construction Machinery 1.38%
Caterpillar, Inc.	100,000	20,575,000

Diversified 41.14%
Berkshire Hathaway, Inc., Class A(a)(b)	1,028	501,688,651
Berkshire Hathaway, Inc., Class B(a)(b)	345,000	110,772,600
		612,461,251
Diversified Financial Services 15.32%
American Express Co.(c)	105,000	16,648,800
Charles Schwab Corp.(c)	750,000	39,517,500
Evercore, Inc., Class A	300,000	32,385,000
JPMorgan Chase & Co.	1,028,000	139,509,880
		228,061,180
Electric 3.46%
NRG Energy, Inc.	1,525,000	51,529,750

Food 1.28%
JM Smucker Co.	130,000	19,056,700

Healthcare Products & Services 1.87%
Johnson & Johnson	179,100	27,771,246

Insurance 2.50%
Travelers Cos., Inc.	220,000	37,232,800

Pharmaceuticals 3.51%
Pfizer, Inc.	1,375,000	52,277,500

Real Estate Investment Trusts (REITs) 4.75%
Broadstone Net Lease, Inc.	1,400,000	21,952,000
STAG Industrial, Inc.	1,400,000	48,720,000
		70,672,000

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2023	7

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
Retail 12.58%
eBay, Inc.	650,000	$27,651,000
Walmart, Inc.	335,000	49,201,450
Yum! Brands, Inc.	858,000	110,416,020
		187,268,470
Software & Tech Services 4.41%
Microsoft Corp.	200,000	65,678,000

Technology, Hardware & Equipment 4.14%
Cisco Systems, Inc.	1,240,000	61,590,800

TOTAL DOMESTIC COMMON STOCK
(Cost $582,108,586)		1,472,784,247

CLOSED-END FUNDS 3.90%
Cohen & Steers Infrastructure Fund, Inc.	2,750,000	58,162,500

TOTAL CLOSED-END FUNDS
(Cost $35,605,881)		58,162,500

LIMITED PARTNERSHIPS 6.21%
Enterprise Products Partners LP	3,650,000	92,454,500

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		92,454,500

TOTAL LONG TERM INVESTMENTS
(Cost $688,724,219)		1,623,401,247

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	8

SRH Total Return Fund, Inc.	Statement of Investments

May 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 6.03%
Money Market Funds 6.03%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 4.77%	89,723,991	$89,723,991

TOTAL MONEY MARKET FUNDS
(Cost $89,723,991)		89,723,991

TOTAL SHORT TERM INVESTMENTS
(Cost $89,723,991)		89,723,991

TOTAL INVESTMENTS 115.07%		1,713,125,238
(Cost $778,448,210)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,736,385) (15.00%)		(223,263,615)

OTHER ASSETS AND LIABILITIES, NET (0.07%)		(1,146,121)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,488,715,502

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 6.
(c)	A portion of the security is held as collateral for the written call options in the amount of $1,702,750.

Percentages are stated as a percent of Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Counterparty	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	Pershing	$175	$1,092,500	1/19/2024	(1,050)	$(16,648,800)	$(866,250)
Charles Schwab Corp.	Pershing	75	2,230,395	6/21/2024	(3,500)	(18,441,500)	(836,500)
						$(35,090,300)	$(1,702,750)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2023	9

SRH Total Return Fund, Inc.	Statement of Assets and Liabilities

May 31, 2023 (Unaudited)

ASSETS:
Total Investments at Value
Cost ($778,448,210)	$1,713,125,238
Dividends and interest receivable	2,482,884
Prepaid expenses and other assets	102,981
Total Assets	1,715,711,103

LIABILITIES:
Written options, at value
(Premiums received $3,322,895)	1,702,750
Senior notes (net of deferred offering cost of $1,736,385) (Note 10)	223,263,615
Investment advisory fees payable (Note 4)	1,327,555
Interest payable on senior notes (Note 10)	448,838
Administration fees payable (Note 4)	130,984
Printing fees payable	49,190
Custody fees payable	12,899
Legal fees payable	14,041
Audit and tax fees payable	22,690
Directors' fees and expenses payable (Note 4)	9,529
Accrued expenses and other payables	13,510
Total Liabilities	226,995,601
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,488,715,502

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$973,331
Paid-in capital in excess of par value of common stock	526,914,994
Total distributable earnings	960,827,177
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,488,715,502

Net Asset Value, $1,488,715,502/97,333,118 common stock outstanding	$15.30

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	10

SRH Total Return Fund, Inc.	Statement of Operations

For the Period Ended May 31, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends	$18,411,457
Interest and other income	1,576,905
Total Investment Income	19,988,362

EXPENSES:
Investment advisory fees (Note 4)	7,734,267
Interest on senior notes (Note 10)	3,068,210
Administration fees (Note 4)	774,614
Directors' fees and expenses (Note 4)	115,967
Printing fees	72,157
Legal fees	58,444
Custody fees	23,926
Insurance expense	26,557
Audit and tax fees	21,189
Transfer agency fees	19,049
Offering costs (Note 10)	94,913
Other	100,540
Total Expenses	12,109,833
Net Investment Income	7,878,529

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	17,102,634
Written options	2,255,389
Net realized gain	19,358,023
Net change in unrealized appreciation/depreciation on:
Investments	(59,208,035)
Written options	(509,244)
Net change in unrealized depreciation	(59,717,279)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(40,359,256)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(32,480,727)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2023	11

SRH Total Return Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2023 (Unaudited)	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$7,878,529	$10,633,346
Net realized gain on investments, written options and foreign currency transactions	19,358,023	43,458,775
Long-term capital gain distributions from other investment companies	–	2,310,644
Net change in unrealized appreciation/depreciation on investments, written options and foreign currency translations	(59,717,279)	7,509,224
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(32,480,727)	63,911,989

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(24,333,280)	(46,754,112)
Total Distributions: Common Stockholders	(24,333,280)	(46,754,112)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	–	(6,259,136)
Net Decrease in Net Assets from Capital Share Transactions	–	(6,259,136)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	(56,814,007)	10,898,741

NET ASSETS:
Beginning of period	1,545,529,509	1,534,630,768
End of period	$1,488,715,502	$1,545,529,509

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	12

SRH Total Return Fund, Inc.	Statement of Cash Flows

For the Period Ended May 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(32,480,727)
Adjustments to reconcile change in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(84,765,463)
Net sales of short-term investment securities	17,784,293
Proceeds from disposition of investment securities	80,513,223
Amortization of premium and accretion of discount on investments	(654,447)
Premiums received from written options transactions	3,322,895
Net realized (gain)/loss on:
Investments	(17,102,634)
Written options	(2,255,389)
Net change in unrealized appreciation/depreciation on:
Investments	59,208,035
Written options	509,244
Amortization of offering costs	94,913
(Increase)/Decrease in assets:
Dividends and interest receivable	125,034
Prepaid expenses and other assets	(32,254)
Increase/(Decrease) in liabilities:
Interest payable on senior loans	9,460
Investment advisory fees payable	62,675
Administration fees payable	1,186
Directors' fees and expenses payable	(6,004)
Legal fees payable	7,555
Audit and tax fees payable	(22,310)
Custody fees payable	(21,273)
Printing fees payable	31,266
Accrued expenses and other payables	4,002
Net Cash Provided by Operating Activities	24,333,280

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(24,333,280)
Net Cash Used in Financing Activities	(24,333,280)
Effect of exchange rates on cash	–

Net increase in cash	–
Cash, beginning balance	–
Cash, ending balance	$–

Cash paid for interest on senior notes during the period was:	$3,058,750

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2023	13

SRH Total Return Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Price— End of Period
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Price(b)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount of Senior Notes Outstanding (000s)
Asset Coverage Per $1,000(g)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2023 (Unaudited)		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

$15.88		$15.69	$13.29	$13.56	$13.32	$12.79

0.08		0.11	0.01	0.06	0.07	0.09
(0.41)		0.55	2.79	(0.01)	0.52	0.80
(0.33)		0.66	2.80	0.05	0.59	0.89

(0.25)		(0.01)	–	(0.05)	(0.08)	(0.06)
–		(0.47)	(0.41)	(0.34)	(0.30)	(0.21)
–		–	–	(0.02)	(0.03)	(0.10)
(0.25)		(0.48)	(0.41)	(0.41)	(0.41)	(0.37)

–		0.01	0.01	0.09	0.06	0.01
–		0.01	0.01	0.09	0.06	0.01
(0.58)		0.19	2.40	(0.27)	0.24	0.53
$15.30		$15.88	$15.69	$13.29	$13.56	$13.32
$12.42		$13.31	$13.02	$10.91	$11.41	$11.09
(1.77%)		4.96%	21.86%	2.04%	5.60%	7.78%
(4.87%)		6.01%	23.18%	(0.45%)	6.72%	6.57%

1.62	%(d)	1.61%	1.65%	1.16%	1.11%	1.22%
1.62	%(d)	1.61%	1.68%	1.17%	1.11%	1.22%
1.21	%(d)	1.20%	1.24%	1.12%	N/A	1.21%
1.05	%(d)	0.70%	0.07%	0.52%	0.54%	0.71%
1.05	%(d)	0.70%	0.04%	0.51%	0.54%	0.71%

5%		10%	6%	6%	2%	1%
$1,488,716		$1,545,530	$1,534,631	$1,305,895	$1,392,553	$1,407,553
97,333		97,333	97,802	98,271	102,676	105,657

$225,000	(e)(f)	$223,169 (e)	$222,978 (e)	$222,749 (e)	N/A	N/A
7,617		7,925	7,882	6,863	N/A	N/A

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2023	15

SRH Total Return Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(c)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Statement of Investments).
(d)	Annualized.
(e)	The amount shown is due to the issuance of senior notes (See Note 10).
(f)	Principal amount. Excludes the costs incurred in connection with the issuance of the senior notes.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the senior notes) from the Fund's total assets and dividing by the principal amount of the senior notes, then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	16

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2023 (Unaudited)

NOTE 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Paralel Advisors LLC ("Paralel" or the “Adviser”), as the valuation designee (the "Valuation Designee") with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Designee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Designee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Designee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Designee may use outside pricing services to provide it with closing prices. The Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Designee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Designee adjusts prices, the Valuation Designee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Semi-Annual Report | May 31, 2023	17

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2023 (Unaudited)

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.srhtotalreturnfund.com	18

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2023 (Unaudited)

The following is a summary of the Fund’s investments by inputs used to value those investments and other financial instruments as of May 31, 2023:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,472,784,247	$–	$–	$1,472,784,247
Closed-End Funds	58,162,500	–	–	58,162,500
Limited Partnerships	92,454,500	–	–	92,454,500
Money Market Funds	89,723,991	–	–	89,723,991
TOTAL	$1,713,125,238	$–	$–	$1,713,125,238

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(1,702,750)	$–	$–	$(1,702,750)
TOTAL	$(1,702,750)	$–	$–	$(1,702,750)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Semi-Annual Report | May 31, 2023	19

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2023 (Unaudited)

Distributions to Common Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended May 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

www.srhtotalreturnfund.com	20

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2023 (Unaudited)

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | May 31, 2023	21

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2023 (Unaudited)

For the period ended May 31, 2023, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	N/A	-	Written options, at value	$1,702,750
Total		-		$1,702,750

For the period ended May 31, 2023, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	$2,255,389	$(509,244)
Total		$2,255,389	$(509,244)

The average monthly notional value of written option contracts for the Fund was $26,353,017 during the period ended May 31, 2023.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Paralel serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated and paid monthly, equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and Paralel. Paralel, not the Fund, pays RMA an annual sub-advisory fee, calculated and paid monthly, equal to 0.77% of the first $2 billion of the Fund’s average Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion.

Paralel Technologies LLC (“PRT”), an affiliate of Paralel, serves as the Fund’s administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives an annual fee, calculated and paid monthly, equal to 0.09% of the first $2 billion of the Fund’s average Managed Assets, plus 0.075% of the Fund’s average Managed Assets over $2 billion.

Paralel is a wholly owned subsidiary of PRT. RMA may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SCLT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of RMA. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

www.srhtotalreturnfund.com	22

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2023 (Unaudited)

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, certain Directors and officers of the Fund are officers or employees of Paralel, RMA or PRT and may receive compensation in such capacities. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, RMA or PRT or any of their affiliates (each an “Independent Director”) a fee of $40,000 per annum, plus $5,000 for each regular quarterly meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the period ended May 31, 2023 were $84,765,463 and $80,512,462, respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2023, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund’s adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Semi-Annual Report | May 31, 2023	23

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2023 (Unaudited)

NOTE 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2023, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 46.63% of the total Common Stock outstanding.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the period ended May 31, 2023, the Fund did not repurchase shares. For the year ended November 30, 2022, the Fund repurchased 469,255 shares of Common Stock at a total purchase amount of $6,259,136 at an average discount of 17.13% of net asset value.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2023.

The character of distributions paid on a tax basis during the year ended November 30, 2022 was as follows:

Distributions Paid From:
Ordinary Income	$1,927,320
Tax Return of Capital	44,826,792
$46,754,112

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at May 31, 2023 were as follows:

Cost of investments for income tax purposes	$758,373,075
Gross appreciation on investments (excess of value over tax cost)	997,217,954
Gross depreciation on investments (excess of tax cost over value)	(42,465,791)
Net unrealized appreciation on investments	$954,752,163

NOTE 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes (“Notes”) in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the “Agreement”) contains various covenants related to other indebtedness and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

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SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2023 (Unaudited)

The table below sets forth a summary of the key terms of each series of Notes outstanding at May 31, 2023.

Series	Principal Outstanding May 31, 2023	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value May 31, 2023	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$624,712	$70,741,935	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$660,796	$69,305,352	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$450,877	$43,767,275	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $94,913 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an ‘A’ long-term rating by Fitch Ratings.

At May 31, 2023, the Fund was in compliance with all covenants under the Agreement.

Semi-Annual Report | May 31, 2023	25

SRH Total Return Fund, Inc.	Additional Information

May 31, 2023 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s N-PORT reports are available (i) on the Fund’s website at www.srhtotalreturnfund.com; or (ii) on the SEC’s website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.srhtotalreturnfund.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.srhtotalreturnfund.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

www.srhtotalreturnfund.com	26

SRH Total Return Fund, Inc.	Additional Information

May 31, 2023 (Unaudited)

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell stockholders how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the six months ended May 31, 2023				% Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2023
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.04848	$0.04003	$0.16149	$0.25000	19.39%	16.02%	64.59%	100.00%

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to stockholders. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with `yield' or `income.’

Stockholders should not draw any conclusions about the Fund's investment performance from the amount of the distribution or from the terms of the Fund's Plan.

DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

Semi-Annual Report | May 31, 2023	27

SRH Total Return Fund, Inc.	Additional Information

May 31, 2023 (Unaudited)

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

www.srhtotalreturnfund.com	28

SRH Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2023 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 43078, Providence RI 02940-3078. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2023	29

DIRECTORS	Richard I. Barr Thomas J. Moore Joel W. Looney Nicole L. Murphey Steven K. Norgaard

INVESTMENT ADVISER	Paralel Advisors LLC 1700 Broadway, Suite 1850 Denver, CO 80290

SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401

ADMINISTRATOR	Paralel Technologies LLC 1700 Broadway, Suite 1850 Denver, CO 80290

CUSTODIAN	State Street Bank and Trust One Congress Street , Suite 1 Boston, MA 02114-2016

STOCK TRANSFER AGENT	Computershare Inc. 150 Royall St., Suite 101 Canton, MA 02021

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.srhtotalreturnfund.com

SRH TOTAL RETURN FUND, INC.

c/o Computershare

P.O. Box 43078

Providence, RI 02940-3078

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		SRH TOTAL RETURN FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 4, 2023

By (Signature and Title)		/s/ Jill Kerschen
Jill Kerschen, Treasurer
(Principal Financial Officer)

Date:	August 4, 2023